EXHIBIT 99.1

Kraton Polymers LLC 2Q 2007 Earnings Call August 10, 2007

Disclaimers Forward Looking Statements This presentation may include "forward-looking statements" which are statements other than statements of historical fact and are often characterized by the use of words such as "believes," "expects," "estimates," "projects," "may," "will," "intends," "plans" or "anticipates," or by discussions of strategy, plans or intentions. All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve risks, uncertainties and other factors that could cause results to differ materially from those expressed in forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. We assume no obligation to update such information. GAAP Disclaimer This presentation includes non-GAAP financial measures, including EBITDA, Adjusted EBITDA and LTM Bank EBITDA. Investors should consider these measures, which we believe investors consider useful in assessing our performance and compliance with our financial covenants, together with the GAAP measures from our financial statements. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measures can be found in the attached Appendix.

2Q Performance Overview Total revenues grew 3% Volumes grew 2% EBITDA grew 12% to $28 million LTM Bank EBITDA decreased 4% to $114 million from 1Q 2007 Raw materials increased 8% to record levels Cash grew $9 million to $57 million from 1Q 2007

2Q Volume Summary Strong growth (>5%): Personal Care Compounding Channels Low-Moderate Growth (0-5%): Adhesives, Sealants, and Coatings Packaging and Films Paving and Roofing Negative Growth: Non-core applications All core end-uses experienced growth Only disappointment versus expectations was Paving and Roofing Wet weather in North America delayed road construction activities

Progress on Actions Accelerate Cost Reductions Increase Prices Improve Liquidity Push Innovation Growth Implemented SBS price increases in May and June Announced HSBC price increases for July Announced a second round of SBS price increases for July and August 1H volumes from targeted new product programs were 18kT, up from 8kT in 2006 Reduced SG&A and R&D by $2 million after restructuring and one-time costs in 2006 Better working capital management Capex control Grew cash by $9 million from 1Q Total liquidity grew by 7% to $132 million from 1Q

Progress on Action Items Accelerate Cost Reductions Increase Prices Improve Liquidity Push Innovation Growth Implemented SBS price increases in May and June Announced HSBC price increases for July Announced a second round of SBS price increases for July and August 1H volumes from targeted new product programs were up over 100% from 2006 Reduced SG&A and R&D by $2 million after restructuring and one-time costs in 2006 Better working capital management Capex control Grew cash by $9 million from 1Q Total liquidity grew by 7% to $132 million from 1Q

Progress on Action Items Accelerate Cost Reductions Increase Prices Improve Liquidity Push Innovation Growth Implemented SBS price increases in May and June Announced HSBC price increases for July Announced a second round of SBS price increases for July and August 1H volumes from targeted new product programs were 18kT, up from 8kT in 2006 Reduced SG&A and R&D by $2 million after restructuring and one-time costs in 2006 Better working capital management Capex control Grew cash by $9 million from 1Q Total liquidity grew by 7% to $132 million from 1Q

Progress on Action Items Accelerate Cost Reductions Increase Prices Improve Liquidity Push Innovation Growth Implemented SBS price increases in May and June Announced HSBC price increases for July Announced a second round of SBS price increases for July and August 1H volumes from targeted new product programs were 18kT, up from 8kT in 2006 Reduced SG&A and R&D by $2 million after restructuring and one-time costs in 2006 Better working capital management Capex control Grew cash by $9 million from 1Q Total liquidity grew by 7% to $132 million from 1Q

Other Developments Wesseling expansion out-performed expectations by 6kT Demonstrated annualized production capability of 100kT Identified further HSBC debottleneck potential Nearing decision regarding Pernis assets Identified new market applications in PVC Replacement

Summary Financial Statistics

2006 2007 Sales 275.997 287.326 Other Revenue 9.291 7.57 2006 2007 Sales 496.783 527.828 Other Revenue 17.894 13.894 Revenue Summary Quarter 3% 285 295 Other Revenue Sales 515 542 Other Revenue Sales ($MM) ($MM) 2Q Highlights Total sales volumes increased 2kT, led by strong Personal Care and Compounding volumes. Euro +7% Brazilian Real +10% Japanese Yen -6% 2Q 2006 Revenue $285 Volume 6 Currency 8 Product Mix/Other (4) 2Q 2007 Revenue $295 1H 5%

2006 2007 Core 97 99 Non Core 7.028 5.3 2006 2007 Core 173 180 Non Core 11.053 11.703 Volume Summary Quarter 4% 1H kT kT 97 99 173 180 2% Strong growth (>5%): Personal Care Compounding Channels Low-Moderate Growth (0-5%) Adhesives, Sealants, and Coatings Packaging and Films Paving and Roofing Negative Growth: Non-core applications 2Q Highlights

Cost of Goods Sold Trend 2006 2007 COGS 2400 2458 Quarter 2% 2006 2007 COGS 2374 2550 1H 7% ($/MT) ($/MT) $/MT 2Q 2006 Cost of Goods Sold $2,400 Monomers 115 Other Manufacturing Cost (57) 2Q 2007 Cost of Goods Sold $2,458 2Q Highlights

SG&A and R&D Summary 2006 2007 SG&A 20.084 16.605 R&D 7.125 6.529 Quarter -15% 2006 2007 SG&A 37.988 33.614 R&D 13.066 13.052 1H -9% ($MM) ($MM) 2Q Highlights Ongoing cost reduction initiatives reflected in R&D and SG&A $2 Million of restructuring and one-time charges in 2Q 2006; $3 Million 2006 ytd R&D SG&A R&D SG&A 27 23 51 47

LTM Bank EBITDA - 1Q 2007 vs. 2Q 2007 See appendix for definition and reconciliation of LTM Bank EBITDA ($MM)

Covenant Level 2Q 07 5.95 5.11 Debt Covenant and Liquidity Status Covenant Level 2Q 07 2.25 2.91 $16mm LTM Bank EBITDA Cushion Debt / LTM Adjusted Bank Covenant EBITDA $26mm LTM Bank EBITDA Cushion LTM Adjusted Bank Covenant EBITDA / Interest Expense 4Q 2006 2Q 2007 Cash 43.6 57 Revolver 75.5 75.5 11% 119 132 Revolver Capacity Cash ($MM) Available Liquidity

Outlook Key Issues: Raw material volatility North American paving season New market opportunities Kraton Actions: Pricing responsiveness Innovation-led growth Working capital management Cost control

Appendix

LTM Bank EBITDA Reconciliation ($MM) (1) The EBITDA measure is used by management to evaluate operating performance. Management believes that EBITDA is useful to investors because it is frequently used by securities analysts, institutional investors and other interested parties in the evaluation of companies in our industry. EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because all companies do not use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. (2) These adjustments are made pursuant to the Credit and Guaranty Agreement, dated December 23, 2003, as amended as of March 4, 2004, as further amended as of October 21, 2004, as further amended as of February 16, 2006 and as further amended as of May 12, 2006, among KRATON Polymers LLC, as Borrower, Polymer Holdings LLC, certain subsidiaries of KRATON Polymers LLC, as Guarantors, various lenders, Goldman Sachs Credit Partners L.P. and UBS Securities LLC, as Lead Arrangers, Goldman Sachs Credit Partners L.P., as Syndication Agent, UBS AG, Stanford Branch, as Administrative Agent and Collateral Agent (the "senior secured credit facility"). (3) LTM Bank EBITDA is defined as EBITDA adjusted to exclude unusual items and other adjustments permitted in calculating covenant compliance under the senior secured credit facility. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting LTM Bank EBITDA are appropriate to provide additional information to investors to demonstrate compliance with the financing covenants contained in the senior secured credit facility. LTM LTM 3/31/07 6/30/07 Net Income (Loss) $(23) $(20) Add back: Interest 43 42 Depreciation and Amortization 45 45 Taxes 22 22 EBITDA1 $86 $89 Add back:2 Sponsor fees and expenses 2 2 Plant turnaround costs 4 2 Permitted acquisition costs 1 Severance related restructuring charges 6 1 Specific cost savings expenses 5 7 Schedule 1.1 cost 3 3 Specified other restructuring charges 3 3 Other non-cash charges reducing consolidated net income 8 7 LTM Bank EBITDA3 $119 $114